UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2013

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders of Accelerate Diagnostics, Inc. (the “Company”) was held on December 6, 2013. At the meeting, Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D. and Frank J.M. ten Brink were elected as directors, each to hold office until the Company’s next Annual Meeting of Stockholders or until his or her successor is elected and qualified. Advisory votes on the compensation of named executive officers (“say-on-pay”), the frequency of “say-on-pay” votes and the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 were also approved and ratified at the meeting.

The voting results of the director elections and other proposals, which were described in more detail in the definitive proxy statement relating to the 2013 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on November 5, 2013, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lawrence Mehren	27,741,379	561,529	8,310,828
Mark C. Miller	28,268,234	34,674	8,310,828
John Patience	28,251,634	51,274	8,310,828
Jack Schuler	28,164,785	138,123	8,310,828
Matthew W. Strobeck, Ph.D.	28,251,634	51,274	8,310,828
Frank J.M. ten Brink	28,268,234	34,674	8,310,828

Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	28,000,108	248,012	54,788	8,310,828

Proposal No. 3 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions
Future “say-on-pay” advisory votes should be held:	2,770,078	83,901	25,296,266	152,663

Board Response: Consistent with its recommendation and the advisory vote of the Company’s stockholders, until the next required “say-on-frequency” advisory vote is held at the Company’s 2019 Annual Meeting of Stockholders, the Board of Directors plans to hold future “say-on-pay” advisory votes on the compensation of our named executive officers every three years. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2016 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013	36,586,846	4,489	22,401

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2013	ACCELERATE DIAGNOSTICS, INC. (Registrant) /s/ Steve Reichling Steve Reichling Chief Financial Officer